UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

CATCHA INVESTMENT CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40061	98-1574476
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Raffles Place #06-01, Bharat Building, Singapore	048617
(Address of principal executive offices)	(Zip Code)

+65 6829-2294

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	CHAA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 13, 2024, Catcha Investment Corp (the “Company”) determined to postpone the Company’s extraordinary general meeting of its shareholders (the “Special Meeting”) from the previously scheduled date of Wednesday, February 14, 2024.

The Special Meeting will now be held on Friday, February 16, 2024, at 9:00 a.m. Eastern Time. There is no change to the location, the record date, the purpose or any of the proposals to be acted upon at the Special Meeting. The live webcast for the Special Meeting will be available by visiting https://www.cstproxy.com/chaa/ext2024.

Holders of the Company’s Class A ordinary shares are entitled to request that the Company redeem all or a portion of their shares for cash in connection with the Special Meeting until 5:00 p.m., Eastern Time, on Wednesday, February 14, 2024 (two business days prior to the Special Meeting).

The Company has waived its right under its amended and restated memorandum and articles of association to withdraw up to $100,000 of the interest earned on the funds held in the Company’s trust account established in connection with the Company’s initial public offering (the “Trust Account”) to pay dissolution expenses in the event of the liquidation of the Trust Account.

If the proposals presented at the Special Meeting are approved by the Company’s shareholders so that the Company has more time to complete the proposed business combination, Catcha Holdings LLC (the “Sponsor”), or one or more of its affiliates, members or third-party designees (the “Lender”), will deposit into the Trust Account for each month that the Company’s board of directors elects to extend the date by which the Company must consummate the proposed business combination from February 17, 2024 to March 17, 2024, April 17, 2024 or May 17, 2024 (such applicable date, the “Extended Termination Date”), $0.03 for each then-outstanding ordinary share issued in the Company’s initial public offering that is not redeemed, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes the proposed business combination, it will repay the amounts loaned under the promissory notes or convert a portion or all of the amounts loaned under such promissory notes into warrants at a price of $1.50 per warrant, which warrants will be identical to the private placement warrants issued to the Sponsor at the time of the Company’s initial public offering. If the Company does not complete the proposed business combination by the final applicable Extended Termination Date, such promissory notes will be repaid only from funds held outside of the Trust Account.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catcha Investment Corp

By:	/s/ Patrick Grove
Name:	Patrick Grove
Title:	Chairman and Chief Executive Officer

Dated: February 13, 2024